USA MUTUALS ALL SEASONS FUND
SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2024

Principal Amount ($)				Coupon Rate (%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 69.0%
	U.S. TREASURY BILLS — 69.0%
18,000,000	United States Treasury Bill(a)			4.1500%	03/13/25	$ 17,853,875

	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $17,848,947)					17,853,875

Contracts(b)
	FUTURE OPTIONS PURCHASED - 0.3%	Broker/Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	PUT OPTIONS PURCHASED - 0.3%
60	S&P Emini 1st Week Index	ADM	01/03/2025	$ 5,850	$ 17,550,000	$ 18,600
50	S&P Emini 1st Week Index	ADM	01/03/2025	5,910	14,775,000	50,625
	TOTAL PUT OPTIONS PURCHASED (Cost - $57,263)					69,225

	TOTAL FUTURE OPTIONS PURCHASED (Cost - $57,263)					69,225

	TOTAL INVESTMENTS – 69.3% (Cost $17,906,210)					$ 17,923,100
	OTHER ASSETS IN EXCESS OF LIABILITIES- 30.7%					7,933,737
	NET ASSETS - 100.0%					$ 25,856,837

OPEN FUTURES CONTRACTS
Number of Contracts	Open Long Futures Contracts		Broker	Expiration	Notional Amount(c)	Value and Unrealized Depreciation
110	CME E-Mini Standard & Poor's 500 Index Future		ADM	03/21/2025	$ 32,646,625	$ (122,013)
	TOTAL FUTURES CONTRACTS

ADM	ADM Investor Services, Inc.

(a)	Zero coupon bond. Rate disclosed is the current yield in effect at December 31, 2024.
(b)	Each contract allows the holder to buy/sell 50 shares of the underlying security.
(c)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund's futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.